                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                           Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) January 15, 2000
                                                       ----------------

                         CASE RECEIVABLES II INC.
                         ------------------------
           (Exact Name of Registrant as Specified in its Charter)



                                Delaware
                                --------
               (State or Other Jurisdiction of Incorporation)



33-84922, 3-992298, 333-52493,333-82741             (Commission File Number)

76-0439709                              (I.R.S. Employer Identification No.)
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475 Half Day Road, Lincolnshire, Illinois         60069
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(Address of Principal Executive Offices)       (Zip Code)


                            (847) 955-0228
                            --------------
           (Registrant's Telephone Number, Including Area Code)


                            Not Applicable
                            --------------
      (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
  No.      Document Description
-------    --------------------

 20.1      Monthly Servicer Report dated January 15, 2000.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CASE RECEIVABLES II INC.
                                                   (Registrant)


Dated: January 25, 2000                      By: /s/ Ralph Than
                                                 ----------------------
                                                 Ralph Than
                                                 Treasurer

                           INDEX TO EXHIBITS

Exhibit
  No.      Sequential Document Description
-------    -------------------------------
 20.1      Monthly Servicer Report dated January 15, 2000.